 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	August 8, 2015

Commission File Number	000-31380

APPLIED MINERALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	82-0096527
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

110 Greene Street – Suite 1101, New York, NY	10012
(Address of principal executive offices)	(Zip Code)

(212) 226-4265
(Issuer’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory

a.	Nat Krishnamurti, the Company’s Chief Financial Officer, resigned on August 8, 2015.

b.

Christopher Carney, 45, was appointed Chief Financial Officer on August 12, 2015. From 2012 until his appointment as Chief Financial Officer, Mr. Carney was Vice President of Business Development for the Company. From 2009 through 2012, he was the Interim Chief Financial Officer of the Company. Mr. Carney graduated with a BA in Computer Science from Lehman College and an MBA in Finance from Tulane University.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1	Press release dated August 13, 2015 announcing Mr. Carney’s appointment as Chief Financial Officer.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APPLIED MINERALS, INC.

Dated:	August 13, 2015	/s/ ANDRE ZEITOUN
By: Andre Zeitoun
President and Chief Executive Officer